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                                                                    EXHIBIT 99.1

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report on Form 10-Q of Lowrance Electronics, Inc. (the "Company") for the three and six months ended January, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Darrell J. Lowrance, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of 15(d), as applicable, of the Securities Exchange Act of 1934; and


     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

         The foregoing certification is made solely for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

Dated:   March 13, 2003


                                    /s/ Darrell J. Lowrance
                                    -----------------------------------------
                                        Darrell J. Lowrance
                                        President and Chief Executive Officer





                  CERTIFICATION OF THE CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report on Form 10-Q of Lowrance Electronics, Inc. (the "Company") for the three and six months ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Douglas J. Townsdin, Vice President of Finance and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) of 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

         The foregoing certification is made solely for purposes of 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and is subject to the "knowledge" and "willfulness" qualifications contained in 18 U.S.C. Section 1350(c).

Dated:   March 13, 2003


                                    /s/ Douglas J. Townsdin
                                    -----------------------------------------
                                        Douglas J. Townsdin
                                        Vice President of Finance
                                        and Chief Financial Officer